Exhibit 10.35

LGE and GCT Semiconductor, Inc. Confidential

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

LTE SOC JOINT DEVELOPMENT AGREEMENT

THIS LTE SOC JOINT DEVELOPMENT AGREEMENT (this “Agreement”) is entered into this 24th day of February, 2009 (the “Effective Date”) by and between LG Electronics Inc. (“LGE”), a Republic of Korea corporation with principal offices located at LG Twin Towers, 20 Yeouido-dong, Yeongdeungpo-gu, Seoul, 150-721, Republic of Korea and GCT Semiconductor, Inc. (“GCT”), a Delaware corporation with principal offices located at 2121 Ringwood Avenue, San Jose, CA 95131 (LGE and GCT individually a “Party”, and collectively the “Parties”.)

BACKGROUND

LGE designs and develops certain FDD LTE [***]. GCT designs and develops certain LTE system-on-chip solutions that combine GCT’s LTE solutions including GCT’s LTE [***] and LGE’s FDD LTE [***]. This Agreement sets forth the terms and conditions pursuant to which (i) GCT develops LTE SoC products by integrating LGE’s FDD LTE [***] with GCT’s LTE solutions including GCT’s LTE [***] and (ii) GCT and LGE collaborate on the verification of the Products and the development of the related reference platforms (“Reference Platforms”). Based on the foregoing premises, and in consideration of the promises and covenants set forth below, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	DEFINITIONS

Capitalized terms not otherwise defined in this Agreement have the meaning set forth below:

1.1 “LGE Device” means a certain device that LGE sells as a LGE product in its normal course of business that completely implements or includes the applicable the Product.

1.2 “Confidential Information” means any information, data, or know-how identified in writing as confidential by its owner or, if orally or visually disclosed, identified as confidential at the time of disclosure as confidential and confirmed in writing as confidential within thirty (30) days thereafter.

1.3 “Intellectual Property Rights” means all patent rights, copyrights, mask work rights, trade secret rights, sui generis database rights, moral rights and all other intellectual and industrial property rights of any kind anywhere in the universe (whether or not registered or perfected), together with all applications for or to register any of the foregoing and any rights to renew, extend or otherwise improve any of the foregoing.

1.4 “LGE [***]” means a certain [***] that supports FDD mode and is developed by LGE in accordance to Section 3.1 and specifically identified and limited under Section 3.2.

1.5 “GCT’s LTE [***]” means a certain LTE [***] transceiver developed by GCT that supports 3GPP LTE.

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1.6 “Product” means: each of (i) FDD LTE SoC, tentatively labeled GDM7240, developed by GCT using LGE [***] and GCT’s LTE [***] (the “Single-mode Product”) that meet the specifications set forth in Exhibit A (the “Product Specification”), and (ii) FDD/TDD LTE SoC, tentatively labeled [***], developed by GCT using LGE’s [***] and GCT’s LTE [***], and GCT’s LTE [***] (the “Dual-mode Product”) that meet the Product Specification.

1.7 “[***]” means Layer 1, 2, and 3 compliant to 3GPP R8 LTE FDD mode.

1.8 “Sample Product” means a non-commercial version of the Product that is provided by GCT to LGE free of charge under this Agreement solely for the purpose of testing and validating the Sample Product as incorporated into LGE Devices.

1.9 “Term” has the meaning set forth in Section 6 (Term and Termination).

1.10 “Territory” means anywhere in the world.

2.	GCT’S OBLIGATIONS

2.1 Product Development. Notwithstanding anything to contrary herein, GCT shall develop the Products by combining LGE [***] with GCT’s LTE solutions including GCT’s LTE [***] so that the Products conform in material respects to the Product Specifications.

2.2 [***] Technical Support Services. During the Term of this Agreement, GCT shall provide following technical support services to LGE no less than one thousand five hundred (1,500) engineer days dedicated to (i) evaluating LGE [***] as deemed necessary, (ii) providing reasonable feedback to allow LGE make necessary modifications to LGE [***], (iii) delivering Sample Product to LGE, (iv) designating engineering point-of-contact to facilitate and ensure that the Product Inter-operability test (“IOT”) with a certain network vendor(s) as mutually agreed to by and between GCT and LGE is timely completed, (v) supporting LGE customers’ adoption of the Product in the LGE Device, and (vi) supporting LGE build business arrangements with a certain operator(s) as mutually agreed to by and between GCT and LGE. Aforementioned items (i) through (vi) are further described in the Statement of Work (“SOW”) attached hereto as Exhibit B. Notwithstanding anything to contrary herein, GCT represents and warrants to LGE that it shall comply with the SOW.

2.3 Product Supply. Subject to a separate supply agreement by and between the Parties regarding the Product, LGE’s purchase price for such Product from GCT shall in no event [***]. Furthermore, such purchase price and other terms, if any, including all allowances and discounts shall be [***].

3.	LGE’s OBLIGATIONS

3.1 Development of LGE [***]. Notwithstanding anything to the contrary herein, LGE shall timely develop LGE [***] that meets the specifications set forth in Exhibit D (the “LTE [***] Specifications”) and, upon GCT’s reasonable request, LGE shall fix, improve, or otherwise modify LGE [***] in accordance with the SOW. LGE’s roles and responsibilities in the development and adoption of the Product are further described in SOW.

3.2 Deliverables. LGE shall deliver LGE [***] that meets the specifications set forth in Exhibit D (the “LTE [***]”) to GCT in the forms described below:

(a)[***]. LGE shall deliver the final source code of [***] that meets the LTE

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Specifications.

(b) FDD LTE [***]. LGE shall deliver the [***].

(c) Update. In the event that LGE debugs, upgrades, enhances performance of, or otherwise modifies LGE [***], LGE shall notify GCT such modification and make such modification available to GCT.

3.3 Development Support. LGE’s roles and responsibilities to support GCT’s development of the Product hereunder shall be subjected to SOW, including LGE’s designation of an engineering point-of-contact to use commercially reasonable efforts to support GCT’s IOT with a certain network vendor(s) as mutually agreed to by and between GCT and LGE is timely completed. Notwithstanding anything to the contrary herein, LGE’s support hereunder shall not exceed one thousand five hundred (1,500) engineer days. Notwithstanding anything to the contrary herein, LGE shall have no obligation to support: (a) altered, damaged or substantially modified LGE [***] not caused or modified by LGE, (b) GCT’s negligence, misuse, misapplication or unauthorized modification to the LGE [***], (c) malfunction caused by GCT’s software and/or hardware, (d) use of the LGE [***] not in accordance with this Agreement, (e) LGE [***] installed in a hardware or operating environment not compatible with the LGE [***], (f) third party’s components, and/or (g) LGE [***] installed or use of the LGE [***] outside the scope for which it was intended.

4.	LICENSE GRANTS

4.1 LGE [***] License. Subject to the terms and conditions of this Agreement and during the Term of this Agreement, LGE grants GCT, a personal, non-transferable, non-exclusive, non-sublicensable license to import, copy, modify or otherwise use [***] and reproduce other forms of LGE [***] only in the number of copies as deemed necessary and solely for the purpose of developing, manufacturing, and selling the Products and Reference Platforms in the Territory. In the event GCT modifies the [***] pursuant to this Section 4.1, GCT shall notify LGE of such modification, including detailed description of such modification.

(a) Restrictions. GCT shall not use the LGE [***] except as expressly authorized by this Agreement. Without limiting the generality of the foregoing, GCT shall not: (a) sell, resell, distribute, or make the LGE [***] available in its original form, or in a standalone form to any third party; (b) disclose, reverse engineer, decompile, disassemble, assign, sublicense or otherwise transfer or dispose of the LGE [***]; or (c) assign, share, rent, lease, grant a security interest in, or otherwise transfer the LGE [***] or GCT’s right to use the LGE [***]. There are no implied rights under this Agreement.

4.2 GCT’s LTE [***] License. Subject to the terms and conditions of this Agreement and during the Term of this Agreement, GCT grants LGE, a personal, non-transferable, non-exclusive, non-sublicensable license to import, copy, modify or otherwise use GCT’s proprietary device driver software for GCT’s LTE [***] and incorporate GCT’s LTE [***] in the Reference Platforms solely for the purpose of developing, manufacturing, and selling the Reference Platforms in the Territory.

(a) Restrictions. LGE shall not use the GCT’s LTE [***] except as expressly authorized by this Agreement. Without limiting the generality of the foregoing, LGE shall not: (a) sell, resell, distribute, or make the GCT’s LTE [***] available in its original form, or in a standalone form to any third party; (b) disclose, reverse engineer, decompile, disassemble, assign, sublicense or otherwise transfer or dispose of GCT’s LTE [***]; or (c) assign, share, rent, lease, grant a security interest in, or otherwise transfer GCT’s LTE [***] or LGE’s right to use GCT’s LTE [***]. There are no implied rights under this Agreement.

(b) In the event that GCT debugs, upgrades, enhances performance of, or otherwise modifies GCT’s LTE [***], GCT shall notify LGE such modification and make such modification

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available to LGE.

5.	PAYMENTS

5.1 GCT Payment. In consideration for the license of LGE’s [***] and the fulfillment of LGE’s obligations defined herein, GCT shall remunerate LGE as set forth in Exhibit E.

5.2 LGE Payment. In consideration for GCT’s fulfillment of its obligations defined herein, LGE shall remunerate GCT as set forth in Exhibit F.

5.3 Payment Terms. All payments shall be made in full within [***] of the date of the applicable invoice. All payments shall be made in U.S. Dollars to an account designated on the invoice.

5.4 Late Payment. Any unpaid invoice shall accrue interest at the rate of [***] per month.

5.5 Taxes. The invoiced Party will pay all sales, use and other taxes imposed by any applicable laws and regulations as a result of the payments under this Agreement, other than taxes based upon invoicing Party’s income. If any withholding or similar tax must be paid under the laws of the country, in which the invoiced Party operates, based on the payments to the invoicing Party in this Agreement, then the invoiced Party will withhold the amount of such taxes levied on such payments by the applicable governments, will promptly effect the payment of the taxes so withheld to the appropriate tax authorities, and send to the invoicing Party the official certificate of such payment and will give the invoicing Party such assistance as may be reasonably necessary to enable or assist the invoicing Party to claim exemptions and credits for such withholdings.

6.	TERM AND TERMINATION

6.1 Term. Unless terminated as set forth herein in Section 6.2, this Agreement shall commence on the Effective Date and continue until both Parties mutually agree in writing to terminate. (the “Term”).

6.2 Termination. Either Party may terminate this Agreement upon written notice to the other Party if the other Party is in material breach of any provision of this Agreement and: (a) such breach has not been cured within thirty (30) days after receiving written notice thereof from the terminating Party; or (b) if such breach cannot reasonably be cured within such thirty (30) day period, the breaching Party has not commenced to remedy such breach within such period and diligently endeavored to cure such breach within a reasonable time thereafter. Either Party may terminate this Agreement immediately upon written notice in the event that either Party is the subject of a petition filed in a Bankruptcy Court of the United States under Chapter 7 of the United States Bankruptcy Code, whether voluntary or involuntary; if a receiver or trustee is appointed for all or a substantial portion of the assets of either Party; or if either Party makes an assignment for the benefit of its creditors.

6.3 Effect of Termination. Upon termination of this Agreement for any reason, each Party shall [***]. GCT agrees and acknowledges that, on the day of the termination or expiration of this Agreement, [***]. Notwithstanding the expiration or termination of this Agreement for any reason: Section 1 (Definitions); Section 5 (Payment), this Section 6.3 (Effect of Termination); Section 7 (Confidentiality); Section 8 (Intellectual Property); Section 9 (Warranties and Disclaimer); Section 10 (Limitation of Liability); Section 11 (Indemnification); and Section 12 (Miscellaneous) shall survive in accordance with their terms.

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7.	CONFIDENTIALITY

7.1 Duty to Hold in Confidence. During the Term of this Agreement and for a period of seven (7) years after the termination or expiration of this Agreement, each Party (the “Receiving Party”) agrees that it will preserve in strict confidence and secure against unauthorized use or disclosure any Confidential Information obtained from or with respect to the other Party (the “Disclosing Party”). In preserving the Disclosing Party’s Confidential Information, Receiving Party will use the same standard of care it would use to secure and safeguard its own confidential information of similar importance, but in no event less than reasonable care. Any permitted reproduction of the Disclosing Party’s Confidential Information shall contain all confidential or proprietary legends that appear on the original. Receiving Party shall immediately notify the Disclosing Party in writing in the event of any loss or unauthorized disclosure or use of Confidential Information. Receiving Party shall use the Disclosing Party’s Confidential Information disclosed hereunder solely for the purpose of fulfilling such Party’s obligations and exercising such Party’s rights under this Agreement.

7.2 Exclusions. The foregoing obligations shall not apply to information which: (a) was publicly known and available in the public domain prior to the time of disclosure to the Receiving Party by the Disclosing Party; (b) becomes publicly known and available in the public domain after disclosure to the Receiving Party by the Disclosing Party through no action or inaction of the Receiving Party; (c) is lawfully in the possession of the Receiving Party at the time of disclosure by the Disclosing Party; (d) is independently developed by the Receiving Party without use of or reference to the Disclosing Party’s Confidential Information; (e) is received by the Receiving Party from a third party under no obligation by the Receiving Party of confidentiality to the Disclosing Party; or (f) has been approved for disclosure by the Disclosing Party in writing.

7.3 Permitted Disclosures. Receiving Party shall permit access to the Disclosing Party’s Confidential Information solely to its employees, agents and contractors who: (a) have a need to know such information for purposes of performing the Receiving Party’s obligations or exercising the Receiving Party’s rights hereunder; and (b) have signed confidentiality agreements containing terms at least as restrictive as those contained herein. Except as permitted in the exercise of the licenses and rights granted under this Agreement, Receiving Party shall not disclose or transfer any Confidential Information to any third party, without the specific prior written approval of the Disclosing Party, except to the extent required by law or governmental or court order to be disclosed by Receiving Party, provided that Receiving Party gives the Disclosing Party prompt written notice of such requirement prior to such disclosure and cooperates with the Disclosing Party in the latter’s attempt, if any, to prevent such disclosure or in obtaining a protective or similar order with respect to the Confidential Information to be disclosed.

7.4 Return of Information. The Disclosing Party retains ownership of all Confidential Information disclosed or made available to Receiving Party. Upon any termination, cancellation or expiration of this Agreement, or upon the Disclosing Party’s request for any reason (other than in breach of this Agreement), Receiving Party shall return promptly to the Disclosing Party the originals and all copies (without retention of any copy) of any written documents, tools, materials or other tangible items containing or embodying Confidential Information; provided, however, that Receiving Party shall be entitled to retain such originals and copies of Confidential Information of the Disclosing Party are necessary to Receiving Party’s use and exploitation, as permitted by this Agreement, of any rights or licenses retained by Receiving Party following such termination, cancellation, expiration or request.

7.5 Remedies. Receiving Party agrees that its obligations provided in this Section 7 (Confidentiality) are necessary and reasonable in order to protect the Disclosing Party and its business, and expressly agrees that monetary damages would be inadequate to compensate the Disclosing Party for any breach by the Receiving Party of its covenants and agreements set forth in

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this Agreement. Accordingly, each Party agrees and acknowledges that any such breach or threatened breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable injury to the Disclosing Party and that, in addition to any other remedy that may be available, in law, in equity or otherwise, the Disclosing Party shall be entitled to seek and obtain (without being required to post a bond or other security) injunctive relief against the threatened breach of this Agreement or the continuation of any such breach by the Receiving Party, without the necessity of proving actual damages.

8.	INTELLECTUAL PROPERTY

8.1 GCT Technology. Subject to the licenses granted herein and LGE’s ownership of the LGE Technology and LGE Improvements, GCT and its licensors shall retain all right title and interest in and to: (a) all inventions, methods, processes, technology and works of authorship that they have developed, conceived, reduced to practice or have otherwise acquired prior to or independently of this Agreement including, without limitation, Products, Sample Products, and any and all [***] (the “GCT Technology”); (b) all modifications, improvements, enhancements, and derivative works thereof made by GCT during the course of this Agreement (the “GCT Improvements”); and (c) all Intellectual Property Rights in and to any of the foregoing.

8.2 LGE Technology. Subject to GCT’s ownership of the GCT Technology and GCT Improvements and the licenses granted herein, LGE and its licensors shall retain all right title and interest in and to: (a) all inventions, methods, processes, technology and works of authorship that they have developed, conceived, reduced to practice or have otherwise acquired prior to or independently of this Agreement including LGE [***] (the “LGE Technology”); (b) all modifications, improvements, enhancements, and derivative works thereof made by LGE during the course of this Agreement (the “LGE Improvements”); and (c) all Intellectual Property Rights in and to any of the foregoing.

8.3 New Technology. Any inventions, technology and works of authorship developed, conceived, reduced to practice during the course of this Agreement (and all Intellectual Property Rights therein and thereto) that do not constitute GCT Improvements or LGE Improvements shall: (a) if developed solely by a Party (or such Party’s agents), shall be owned exclusively by such Party; and (b) if developed jointly by the Parties, shall be jointly owned by the Parties without any right or obligation of accounting with respect thereto.

8.4 Assignment. To the extent the foregoing allocation of ownership does not automatically vest in the respective Parties, each Party hereby irrevocably transfers, conveys and assigns to the other Party such of its right title and interest in the other Party’s inventions, methods processes, technology and works of authorship as necessary to achieve the foregoing allocation. The Party making such assignment (the “Assigning Party”) shall execute such documents and render such assistance and take such other actions as the other Party may reasonably request (at the requesting Party’s expense), to apply for, register, perfect, maintain and protect the other Party’s rights in and to the assigned Technology. If the Assigning Party fails to comply with the foregoing for any reason, the Assigning Party hereby appoints the other Party as its attorney-in-fact with respect to such assignment (it be acknowledged that such appointment is irrevocable and a power coupled with an interest), to act for and in the assigning Party’s behalf and stead to execute and file such applications and to do all other lawfully permitted acts (with the same legal force and effect as if executed by the Assigning Party) to further the application for, registration, perfection, maintenance and protection the other Party’s rights in and to the assigned Technology.

9.	WARRANTIES

9.1 Mutual Warranties. Each Party represents and warrants to the other that: (a) it has the

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corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (b) the execution and delivery of this Agreement and the performance of its obligations hereunder do not conflict with or constitute a default under any of its contractual obligations.

9.2 LGE Warranties.

(a) LGE warrants that LGE [***] delivered by LGE to GCT pursuant to Sections 3.1 and 3.2 will materially comply with the final specification therefore as mutually agreed in writing by the parties. If: (i) LGE is notified promptly in writing upon discovery of any nonconformance with the warranty set forth in the previous sentence, including a detailed description of such alleged nonconformance, and (ii) LGE’s inspections and tests determine that the LGE [***] is indeed nonconforming, then LGE will produce a replacement only for such non-conforming LGE [***] at no expense to GCT.

(b) THE FOREGOING TERMS CONTAINED IN THIS SECTION 9.2 STATE LGE’S ENTIRE LIABILITY, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY OR CAUSE OF ACTION, FOR DEFECTS IN LGE [***]. ANY AND ALL CONFIDENTIAL INFORMATION, LGE [***], AND ANY OTHER MATERIALS PROVIDED BY LGE TO GCT UNDER THIS AGREEMENT ARE PROVIDED AND/OR LICENSED “AS IS” BASIS WITHOUT ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS OF ANY KIND, AND THE ENTIRE RISK ASSOCIATED WITH THE USE OF SUCH MATERIAL RESIDES WITH GCT. THE EXPRESS TERMS OF THIS AGREEMENT ARE IN LIEU OF ALL WARRANTIES, CONDITIONS, TERMS, UNDERTAKINGS AND OBLIGATIONS IMPLIED BY STATUTE, COMMON LAW, CUSTOM, TRADE USAGE, COURSE OF DEALING OR OTHERWISE, AND LGE PROVIDES AND GCT RECEIVES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, BY STATUTE, COMMUNICATION, OR OTHERWISE INCLUDING BUT NOT LIMITED (i) TO ANY AND ALL EXPRESSED OR IMPLIED WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE NONINFRINGEMENT, AND (ii) ANY AND ALL EXPRESS OR IMPLIED WARRANTIES THAT SUCH LGE [***] IS ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION, AND DISCLAIMS ANY AND ALL WARRANTIES REGARDING ITS USE OR THE RESULTS THEREFROM INCLUDING, WITHOUT LIMITATION, ITS CORRECTNESS, ACCURACY OR RELIABILITY, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED TO THE FULLEST EXTENT PERMITTED BY LAW.

9.3 GCT Warranties.

(a) GCT warrants that the Product and GCT’s LTE [***] in the Reference Platforms delivered by GCT to LGE will materially comply with the final specification therefore as mutually agreed in writing by the parties. If: (i) GCT is notified promptly in writing upon discovery of any nonconformance with the warranty set forth in the previous sentence, including a detailed description of such alleged nonconformance, and (ii) GCT’s inspections and tests determine that the Product and/or GCT’s LTE [***] in the Reference Platforms is indeed nonconforming, then GCT will produce a replacement. Any such replacement shall be performed by GCT at no expense to LGE.

(b)THE FOREGOING TERMS CONTAINED IN THIS SECTION 9.3 STATE GCT’S ENTIRE LIABILITY, WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY OR CAUSE OF ACTION, FOR DEFECTS IN PRODUCT AND/OR GCT’S LTE [***] IN THE REFERENCE PLATFORMS. ANY AND ALL CONFIDENTIAL INFORMATION, GCT’S LTE [***], AND ANY OTHER MATERIALS PROVIDED BY GCT TO LGE UNDER THIS AGREEMENT ARE PROVIDED AND/OR LICENSED “AS IS” BASIS WITHOUT ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS OF ANY KIND, AND THE ENTIRE RISK ASSOCIATED WITH THE USE OF SUCH MATERIAL RESIDES WITH LGE. THE EXPRESS TERMS OF THIS AGREEMENT ARE

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IN LIEU OF ALL WARRANTIES, CONDITIONS, TERMS, UNDERTAKINGS AND OBLIGATIONS IMPLIED BY STATUTE, COMMON LAW, CUSTOM, TRADE USAGE, COURSE OF DEALING OR OTHERWISE, AND GCT PROVIDES AND LGE RECEIVES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, BY STATUTE, COMMUNICATION, OR OTHERWISE INCLUDING BUT NOT LIMITED (i) TO ANY AND ALL EXPRESSED OR IMPLIED WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE NONINFRINGEMENT, AND (ii) ANY AND ALL EXPRESS OR IMPLIED WARRANTIES THAT SUCH GCT LTE [***] IS ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION, AND DISCLAIMS ANY AND ALL WARRANTIES REGARDING ITS USE OR THE RESULTS THEREFROM INCLUDING, WITHOUT LIMITATION, ITS CORRECTNESS, ACCURACY OR RELIABILITY, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED TO THE FULLEST EXTENT PERMITTED BY LAW.

9.4 WARRANTY DISCLAIMER: EXCEPT TO THE EXTENT EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY OTHER WARRANTY WITH RESPECT THIS AGREEMENT. ANY IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON INFRINGEMENT ARE HEREBY DISCLAIMED.

10.	LIMITATION OF LIABILITY

10.1 LIABILITY LIMITS. SUBJECT TO SECTION 10.2 (APPLICATION OF LIMITS), UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY CONTRACT, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY, FOR: (A) ANY INCIDENTAL, PUNITIVE, INDIRECT, SPECIAL, EXEMPLARY, EXTRAORDINARY, RELIANCE, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS; AND (B) ANY OTHER DAMAGES THAT IN THE AGGREGATE EXCEED [***].

10.2 APPLICATION OF LIMITS. THE FOREGOING LIMITATION OF LIABILITY SHALL APPLY TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW REGARDLESS OF WHETHER EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ANY REMEDY OF ITS ESSENTIAL PURPOSE; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS OF LIABILITY SHALL NOT APPLY WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS UNDER SECTION 7 (CONFIDENTIALITY) AND/OR SECTION 4 (LICENSE GRANTS).

11.	INDEMNIFICATION

11.1 Mutual Indemnity. Each Party shall, at its expense, indemnify and hold the other Party harmless from any costs, expenses (including attorney’s fees), losses, damages, and liabilities which the other Party may hereafter incur, become responsible for, or pay out as a result of death or personal injury (including bodily injury) to any person, destruction or damage to any property to the extent caused by negligent or willful acts, errors, or omissions by the indemnifying Party, its employees, officers, agents, representatives, or subcontractors in the performance of this Agreement.

11.2 Indemnification Procedure. The Party seeking indemnification pursuant to this Section 11 (Indemnification) (the “Indemnitee”) shall: (a) promptly notify the other Party (the “Indemnitor”) in writing of the Claim for which indemnification is sought; (b) make all reasonable efforts to provide Indemnitor with all information and material in Indemnitee’s possession regarding the Claim; (c) furnish to Indemnitor such assistance as Indemnitor may reasonably request in connection with the investigation, settlement and defense of the Claim; and (d) grant Indemnitor sole

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control over the defense and settlement of the Claim; provided, however, that (i) Indemnitee may participate in such defense at its option and expense, and (ii) Indemnitor shall not dispose of or settle any such claim in any manner which may adversely affect Indemnitee’s rights or interests without Indemnitee’s prior written consent, which consent shall not be unreasonably withheld or delayed. Indemnitor shall not be liable hereunder for any settlement entered into without its prior written consent (which consent shall not be unreasonably withheld or delayed).

12.	MISCELLANEOUS

12.1 Force Majeure. Neither Party shall be liable for delays in performance of or failure to perform any of its obligations hereunder occasioned by any cause beyond its reasonable control, including but not limited to war, civil disturbance, labor difficulties, fire, flood, earthquake, defaults or delays of common carriers, suppliers, or programmers, or governmental laws, acts, or occurrences; provided, however, that the foregoing shall not excuse a Party from its obligation to pay money properly due and owing at the time an event of force majeure commences.

12.2 Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within California, without regard to conflicts of laws provisions thereof. The sole jurisdiction for all disputes arising under or relating to this Agreement shall be the Superior Court of the State of California for the County of Santa Clara and United States District Courts for the Northern District of California in Santa Clara County. Each Party hereby consents to the personal jurisdiction of such courts and waives any objection it has or may have to the personal jurisdiction of; and venue in, such courts. In any action to enforce this Agreement, the prevailing Party will be entitled to recover its costs and reasonable attorneys’ fees.

12.3 Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended or modified and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only in the form of a writing signed by both Parties. The failure of either Party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver or other impairment of such rights or any other provision herein.

12.4 Severability. If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Agreement will continue in full force and effect and be enforceable.

12.5 Notices. All notices, consents and reports required or permitted by this Agreement shall be in writing and delivered personally, by confirmed facsimile, by overnight courier or by registered mail, return receipt requested. All postage and other delivery charges shall be prepaid by the Party sending the notice. Notice shall be effective only upon receipt by the Party being served. All notices shall be addressed as follows unless changed by notice given pursuant to this Section 12.5 (Notices):

Notices to GCT:		Notices to LGE:

GCT Semiconductor, Inc		LG Electronics Inc.
2121 Ringwood Ave		533, Hogye 1 Dong, Dongan-gu,
San Jose, CA 95131		Anyang-shi, Kyungi-do 431-080,
Republic of Korea
Attn:	Kyeong Ho Lee	[***] [***]
	Tel: (408) 434-8036	[***]
	Fax: (408) 434-6050	[***]
	Email: lkh@gctsemi.com	[***]

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Attn:	Alex Sum
Tel: (408) 434-8022
Fax: (408) 434-6050
Email: AlexSum@gctsemi.com

With Copies to:

Morgan, Lewis & Bockius LLP
2 Palo Alto Square
3000 El Camino Real, Suite 700
Palo Alto, CA 94306

Attn:	E. John Park
Tel: (650) 843-7595
Fax: (650) 843-4001
Email:

12.6 Assignment. This Agreement shall be binding upon the Parties and their respective successors. Neither Party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed; provided that, subject to the following limitation, either Party may assign all of its rights and obligations under this Agreement to a party that agrees in writing to be bound in connection with a merger, acquisition, or sale of all or substantially all of its assets. Any assignment or delegation in violation of this Section 12.6 (Assignment) shall be null and void. Subject to the foregoing restrictions, this Agreement will inure to the benefit of the successors and permitted assigns of the Parties.

12.7 Relationship of Parties. The Parties are [***] to each other with respect to each and every aspect of this Agreement. Nothing herein shall be deemed to establish a [***]. [***].

12.8 Publicity: Press Releases. All publicity and press releases concerning Products, Sample Products, LGE Devices and arrangements shall be [***].

12.9 Entire Agreement. This Agreement and the Exhibits hereto, which are incorporated herein by reference, are the complete agreement of the Parties relating to the subject matter hereof, provided however, that in the event of any conflict between the terms in of this Agreement and the terms in any of its Exhibits or any other documents that may be entered into between the Parties from time to time, the terms of this Agreement shall control and prevail. This Agreement supersedes and governs any other prior or collateral agreements with respect to the subject matter hereof. Any amendment to this Agreement or any modification of any term of this Agreement must be in writing and be executed by an authorized officer of each Party. All Parties participated in the drafting of this Agreement, and the interpretation of this Agreement shall not be affected by the drafting process or roles.

12.10 Headings. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect the Agreement.

12.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be considered an original, and all of which together will constitute one and the same instrument.

12.12 Export Controls. Both Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and products to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized. The obligations under this Section

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12.12 shall survive any termination or expiration of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and effective, by their representatives thereunto duly authorized, as of the Effective Date first set forth above.

GCT SEMICONDUCTOR, INC.		LG ELECTRONICS INC.

By:	/s/ Kyeongho Lee	By:	/s/ Jinsung Choi

Name:	Kyeongho Lee	Name:	Jinsung Choi

Title:	President & CEO	Title:	Vice President

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EXHIBIT A: PRODUCT SPECIFICATION

EXHIBIT B: STATEMENT OF WORK

EXHIBIT C: REFERENCE PRICE QUOTATION OF THE PRODUCT

EXHIBIT D: LTE [***] SPECIFICATIONS

EXHIBIT E: GCT PAYMENT TERMS AND ROYALTY PAYMENT SCHEDULE

EXHIBIT F: LGE PAYMENT TERMS

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EXHIBIT A: PRODUCT SPECIFICATION

Product Description: FDD LTE SoC, tentatively labeled GDM7240, developed by GCT using LGE [***] and GCT’s LTE [***] that meet the specifications below (the “Single-mode Product”), and FDD/TDD LTE SoC, tentatively labeled [***], developed by GCT using LGE’s [***] and GCT’s LTE [***], and GCT’s LTE [***] that meet the specification below (the “Dual-mode Product”).

1.	GDM7240 and [***] Summary

	Product	GDM7240	[***]
	[***]		[***]
	[***]	[***]	[***]
	Process	[***]	[***]
	Integrated RF	[***]	[***]
	Integrated ABB	[***]	[***]
	[***]	[***]	[***]
	CPU	[***]	[***]
	LTE UE Category	[***] [***] [***]	[***] [***] [***]
	ANT configuration	[***]	[***]
RF bands	[***]		[***]
	[***]		[***]
	[***] [***]	[***]	[***]

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2.	LTE [***] Specification

Serial #	Category	Description	Requirement
RF-1	[***]	[***]	[***]
RF-2	[***]	[***]	[***] [***] [***] [***]
RF-3	[***]	[***]	[***]
RF-4	[***]	[***]	[***]
RF-5	[***]	[***]	[***]
RF-6	[***]	[***]	[***]
RF-7	[***]	[***]	[***] [***] [***] [***] [***] [***] [***]
RF-8	[***]	[***]	[***] [***] [***] [***] [***] [***] [***] [***]
RF-9	[***]	[***]	[***]
RF-10	[***]	[***]	[***]
RF-11	[***]	[***]	[***]
RF-12	[***]	[***]	[***]
RF-13	[***]	[***]	[***]
RF-14	[***]	[***]	[***] [***]
RF-15	[***]	[***]	[***]
RF-16	[***]	[***]	[***]
RF-17	[***]	[***]	[***] [***] [***] [***]
RF-18	[***]	[***]	[***] [***] [***] [***]
RF-19	[***]	[***]	[***]
RF-20	[***]	[***]	[***]
RF-21	[***]	[***]	[***]
RF-22	[***]	[***]	[***]
RF-23	[***]	[***]	[***]
RF-25	[***]	[***]	[***] [***]
RF-26	[***]	[***]	[***]
RF-27	[***]	[***]	[***]
RF-28	[***]	[***]	[***]
RF-29	[***]	[***]	[***]
RF-30	[***]	[***]	[***]
RF-31	[***]	[***]	[***] [***]

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3.	GDM7240 Target Specification Summary

GDM7240

Standard Profile	[***]

Duplexing	[***]

Frequency Bands	[***]

FFT & Bandwidth	[***] [***]

Tx Output Power Class	[***]

Rx Minimum Sensitivity	[***]

HARQ	[***] [***]

MIMO	[***] [***]

Maximum Throughput (UE Category)	Category 3 DL: 100Mbps (2x2 MIMO) UL: 50Mbps

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4.	[***] Target Specification Summary

[***]

Standard Profile	[***]

Duplexing	[***]

Frequency Bands	[***] [***]

FFT & Bandwidth	[***] [***]

Tx Output Power Class	[***]

Rx Minimum Sensitivity	[***]

HARQ	[***] [***]

MIMO	[***] [***]

Maximum Throughput (UE Category)	[***] [***] [***]

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EXHIBIT B: STATEMENT OF WORK

SCOPE

This SOW describes the Product development schedule and key roles and responsibilities of both Parties in the development of the Product by GCT and the adoption of the Product by LGE.

A. GDM7240 Schedule and Milestones

1.	IP providing [***]

2.	Final Netlist [***]

3.	Tape out [***]

4.	ES (Engineering Sample) [***]

5.	Reference Platform [***]

6.	CS (Commercial Sample)

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B.	GDM7240 Role and Responsibilities

Work Breakdown (Level 1)	Work Breakdown (Level 2)	Responsibility		Remarks
		LGE	GCT
LTE BB HW Development	[***]	[***]
	[***]		[***]	[***]
	[***]	[***]	[***]	[***]
	[***]		[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]		[***]
LTE RF HW Development	[***]		[***]
	[***]		[***]
	[***]		[***]
Top Development	[***]	[***]	[***]	[***] [***] [***]
	[***]	[***]
	[***]		[***]
	[***]	[***]	[***]
	[***]	[***]	[***]	[***] [***] [***] [***] [***] [***] [***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***] [***] [***] [***]
Back End Design,	[***]		[***]
	[***]	[***]		[***]
	[***]		[***]	[***]
	[***]	[***]	[***]	[***] [***]
	[***]		[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***] [***] [***]
	[***]		[***]	[***]
	[***]	[***]	[***]	[***] [***]
	[***]	[***]		[***]
	[***]		[***]	[***]
	[***]	[***]	[***]	[***] [***]
	[***]		[***]
	[***]		[***]	[***]
LTE S/W development	[***]	[***]		[***]
	[***] [***]	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]		[***]	[***]
	[***]	[***]		[***]
	[***]	[***]		[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
Reference Platform development and verification	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***] [***] [***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
SoC evaluation	[***]		[***]

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	[***]		[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
Documentation	[***]	[***]
	[***]		[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]		[***]

C. [***] Role and Responsibilities

•	GCT shall solely develop the [***] using licensed LGE [***]

•	LGE shall provide bug fix [***]

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EXHIBIT C: Reference Price Quotation of the Product

LGE’s purchase price of the Products shall be the following:

1.	for GDM7240

LGE’s Price = [***]

The above formula reflects [***] between [***].

2.	for [***]

LGE’s Price = [***]

The above formula reflects [***] between [***].

ASP means average selling price of the [***] customers [***] which is equal to [***].

In the event that GCT’s [***] after the above adjustment [***] purchase price [***].

Notwithstanding the foregoing, LGE’s purchase price for GDM7240 shall be capped as the following:

GDM7240
Accumulated Units Purchased by LGE	Maximum LGE Price
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

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EXHIBIT D: LTE [***] SPECIFICATIONS

Standards Baseline: [***].

Serial #	Category	Description

UE-1	[***]	[***]

L1-1	[***]	[***]

L1-2	[***]	[***]
L1-3	[***]	[***]

L1-4	[***]	[***]

L1-5	[***]	[***]

L1-6	[***]	[***]

L1-7	[***]	[***]
L1-8	[***]	[***]
L1-9	[***]	[***]
L1-10	[***]	[***]
L1-11	[***]	[***]
L1-12	[***]	[***]
L1-13	[***]	[***]

L1-14	[***]	[***]

L1-15	[***]	[***]
L1-16	[***]	[***]

L1-17	[***]	[***]

L1-18	[***]	[***]
L1-19	[***]	[***]
L1-20	[***]	[***]
L1-21	[***]	[***]

L1-22	[***]	[***]

L1-23	[***]	[***]
L1-24	[***]	[***]
L1-25	[***]	[***]
L1-26	[***]	[***]
L1-27	[***]	[***]
L1-28	[***]	[***]
L1-29	[***]	[***]
L1-30	[***]	[***]
L1-31	[***]	[***]

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Serial #	Category	Description
L1-32	[***]	[***]
L1-33	[***]	[***]
L1-34	[***]	[***]
L1-35	[***]	[***]
L1-36	[***]	[***]
L1-37	[***]	[***]
L1-38	[***]	[***]
L1-39	[***]	[***]
L1-40	[***]	[***]
L1-41	[***]	[***]
L1-42	[***]	[***]

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Serial #	Category	Description
MAC-1	[***]	[***]
MAC-2	[***]	[***]
MAC-3	[***]	[***]
MAC-4	[***]	[***]
MAC-5	[***]	[***]
MAC-6	[***]	[***]
MAC-7	[***]	[***]
MAC-8	[***]	[***]
MAC-9	[***]	[***]
MAC-10	[***]	[***]
MAC-11	[***]	[***]
MAC-12	[***]	[***]
RLC-1	[***]	[***]
RLC-2	[***]	[***]
PDCP-1	[***]	[***]
[***]	[***]	[***] [***] [***] [***] [***]
[***]	[***]	[***] [***] [***] [***]

PDCP-4	[***]	[***]
RRC-1	[***]	[***]
RRC-2	[***]	[***]
RRC-3	[***]	[***]
RRC-4	[***]	[***]
RRC-5	[***]	[***]
RRC-6	[***]	[***]
RRC-7	[***]	[***]
RRC-8	[***]	[***]
RRC-9	[***]	[***]
RRC-10	[***]	[***]
RRC-11	[***]	[***]
RRC-12	[***]	[***]
RRC-13	[***]	[***]
RRC-14	[***]	[***]
UE proc in IDLE-1	[***]	[***]
UE proc in IDLE-2	[***]	[***]
UE proc in IDLE-3	[***]	[***]

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Serial #	Category	Description
UE proc in IDLE-4	[***]	[***]
UE proc in IDLE-5	[***]	[***]
UE proc in IDLE-6	[***]	[***]
NAS-1	[***]	[***]
NAS-2	[***]	[***]
NAS-3	[***]	[***]
NAS-4	[***]	[***]
NAS-5	[***]	[***]

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EXHIBIT E: GCT PAYMENT TERMS AND ROYALTY PAYMENT SCHEDULE

Royalty Payment: In consideration for the license of LGE [***], GCT shall pay to LGE [***]. The rate for the Royalty Payment is described in the table below.

Accum. Units	% of Net Trade Sales
	GDM7240	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The Royalty Payment shall [***]. On or before the date [***], GCT shall submit to LGE [***]. Using the information on such report, LGE shall issue an invoice to GCT.

During the Term and for a period of [***] thereafter, GCT shall keep and maintain complete and accurate books and records of the number of units of Products manufactured and distributed by GCT during the Term. LGE has the right during the Term of this Agreement and for [***] thereafter to have an independent auditor, appointed by LGE, accompanied by LGE’s personnel, to review or audit GCT’s any and all records for the purpose of certifying compliance with this Agreement. The review and audit shall be conducted during normal business hours and shall not exceed twice each year. If any audit reveals an underpayment, then GCT shall pay LGE the amount of the underpayment, together with interest as provided for in Section 5.3 below, [***] after the date of the auditor’s report. Further, if any audit reveals an underpayment of [***] of the royalties owed for the royalty period subject to the audit, then GCT shall promptly reimburse LGE, upon request, for all costs and expenses reasonably incurred by LGE to conduct the audit.

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EXHIBIT F: LGE PAYMENT TERMS

[***] LGE shall [***] be due payable upon [***]. GCT reserves the right to [***] and collect [***] payment [***].

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